National Life Insurance Company

National Variable Annuity Account II

National Variable Life Insurance Account

Supplement dated December 8, 2009

to the Prospectuses dated May 1, 2009, each as supplemented October 1, 2009 for the Varitrak, Investor Select

and Sentinel Estate Provider Policies

and

to the Prospectus dated May 1, 2009, as supplemented October 1, 2009 for the Sentinel Advantage Variable Annuity Contract

The policies or contracts listed above issued by National Life Insurance Company (“we” or “us”) have investment options that invest in the Van Eck Worldwide Real Estate Fund (the “Worldwide Real Estate Fund”), a series of the Van Eck Worldwide Insurance Trust. We have been informed that the liquidation of the Worldwide Real Estate Fund, originally scheduled to occur on or about December 8, 2009, has been postponed.  At this time, no new liquidation date has been announced.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.